MASSMUTUAL PREMIER FUNDS

Supplement dated March 1, 2006 to the

Prospectus dated March 1, 2006

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

OppenheimerFunds, Inc. (“OFI”) currently serves as the Sub-Adviser to the Core Growth Fund and the Value Fund pursuant to Interim Investment Sub-Advisory Agreements dated January 27, 2006 that were approved by the Funds’ Board of Trustees. On February 23, 2006, the Board of Trustees approved Final Investment Sub-Advisory Agreements for the Funds with OFI Institutional Asset Management, Inc. (“OFI Institutional”), an affiliate of OFI. The Final Investment Sub-Advisory Agreements need to be approved by the shareholders of each Fund within 150 days after January 27th.

On February 23, 2006, the Board of Trustees also approved with respect to the Mid-Cap Value Fund, the Small Capitalization Value Fund and the Small Company Opportunities Fund, a change in Sub-Adviser from Babson Capital Management LLC to OFI Institutional. This change is expected to occur on or about March 31, 2006. The Board of Trustees approved both Interim and Final Investment Sub-Advisory Agreements with OFI Institutional for these Funds. The Interim Investment Sub-Advisory Agreements will take effect on the date on which the change occurs. The Final Investment Sub-Advisory Agreements will need to be approved by the shareholders of each Fund within 150 days after the date on which the change occurs.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3000M-06-01